UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2021

Digital Turbine, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 San Antonio Street, Suite 160, Austin, Texas	78701
(Address of Principal Executive Offices)	(Zip Code)

(512) 387-7717

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	APPS	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act or Rule 12b-2 of the Exchange Act.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 25, 2021 (the “Closing Date”), Digital Turbine, Inc., a Delaware corporation (the “Company”), Digital Turbine Media, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“DT Media”), and Digital Turbine Luxembourg S.à r.l., a subsidiary of the Company, entered into the First Amendment Agreement (the “Amendment Agreement”) to the previously-reported Sale and Purchase Agreement (the “Sale and Purchase Agreement”) with Tennor Holding B.V., Advert Finance B.V., and Lars Windhorst (collectively, the “Seller”), pursuant to which the parties thereto amended certain provisions relating to the actions to be taken at the closing of the transactions contemplated by the Sale and Purchase Agreement, as further described in Item 2.01 below.

The foregoing description of the Amendment Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K (this “8-K”) and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, the Company and DT Media completed the initial closing of the acquisition of 523,553,108 shares, representing approximately 95.1% of the outstanding voting shares (the “Majority Fyber Shares”), of Fyber N.V., a public limited liability company registered with the Netherlands Chamber of Commerce Business Register (“Fyber”), pursuant to the Sale and Purchase Agreement, as amended by the Amendment Agreement. The Seller transferred and delivered 400,000,000 shares of the Majority Fyber Shares to DT Media on the Closing Date, and the Seller will transfer and deliver the remaining 123,553,108 shares of the Majority Fyber Shares to DT Media on June 1, 2021.

DT Media acquired (the “Acquisition”) the Majority Fyber Shares in exchange for an estimated aggregate consideration of up to $600 million, consisting of (i) $150 million in cash, which was subject to adjustments for certain items (the “Closing Amount”), paid at the closing of the Acquisition, (ii)  3,216,935 newly issued shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”), equal in value to $235 million (based on the volume-weighted average price of the Common Stock on NASDAQ during the 30-day period prior to the Closing Date), issued at the closing of the Acquisition, (iii) 2,599,653 newly issued shares of Common Stock equal in value to $165 million (based on the volume-weighted average price of the Common Stock on NASDAQ during the 30-day period prior to the Closing Date), to be issued upon the receipt by the Company of a tax exemption certificate from the Israel Tax Authority, and (iv) contingent upon Fyber’s net revenues being equal or higher than $100 million for the 12-month earn-out period ending on March 31, 2022, as determined in the manner set forth in the Sale and Purchase Agreement, a certain number of shares of Common Stock, which will be newly-issued to the Seller at the end of the earn-out period, and under certain circumstances, an amount of cash, which value of such shares and cash in aggregate will not exceed $50 million (subject to set-off against certain potential indemnification claims against the Seller).

The Company paid the Closing Amount on the Closing Date, and intends to pay the remainder of the cash consideration for the Acquisition, if any, with a combination of available cash on hand, borrowings under the Credit Facility (as defined below), and/or proceeds from future capital financings.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The discussion in Item 2.01 above is incorporated herein by reference. On the Closing Date, the Company borrowed $130 million under that certain Amended and Restated Credit Agreement dated as of April 29, 2021 with Bank of America, N.A., which provides for a revolving line of credit of $400 million (the “Credit Facility”), to pay a portion of the Closing Amount and certain transaction costs.

Item 3.02	Unregistered Sales of Equity Securities.

As part of the consideration for the Acquisition, the shares of Common Stock were issued pursuant to the Sale and Purchase Agreement in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), to the Seller who is an “accredited investor” (as such term is defined in Rule 501 of Regulation D promulgated by the U.S. Securities and Exchange Commission). None of such shares have been registered under the Securities Act, or applicable state securities laws, and none may be offered or sold in the United States absent registration under the Securities Act or an exemption from such registration requirements.

The disclosure set forth in Item 2.01 above relating to the issuance of the shares of Common Stock as consideration for the Acquisition is incorporated herein by reference.

Item 8.01	Other Events.

On the Closing Date, the Company issued a press release announcing the completion of the Acquisition described above in Item 2.01 of this 8-K. A copy of the press release is filed as Exhibit 99.1 to this 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.

The Company intends to file the financial statements required to be filed pursuant to Item 9.01(a) of Form 8-K by amendment to this 8-K not later than 71 calendar days after the date this 8-K is required to be filed.

(b)     Pro Forma Financial Information.

The Company intends to file any pro forma financial information required by Item 9.01(b) of Form 8-K by amendment to this 8-K not later than 71 calendar days after the date this 8-K is required to be filed.

(c)     Not Applicable.

(d)     Exhibits.

Exhibit 10.1	First Amendment Agreement to the Sale and Purchase Agreement, dated May 25, 2021, by and among the Company, DT Media, Digital Turbine Luxembourg S.à r.l., and the Seller
Exhibit 99.1	Press Release, dated May 25, 2021, issued by the Company announcing the completion of the Acquisition
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DIGITAL TURBINE, INC.

Date: May 28, 2021	By:	/s/ Barrett Garrison
Barrett Garrison
Executive Vice President, Chief Financial Officer

4